UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 9, 2006
EPICEPT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-51290	52-1841431

(Commission File Number)	(IRS Employer Identification No.)

270 Sylvan Avenue Englewood Cliffs, New Jersey	07632

(Address of Principal Executive Offices)	(Zip Code)
(201) 894-8980

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
     On January 11, 2006, EpiCept Corporation (the “Registrant”) began trading on the O-list of the Stockholm Stock Exchange. In connection with the listing application process, the Registrant delivered an Addendum to the proxy statement/prospectus filed as part of its Registration Statement on Form S-4 relating to the merger (the “Merger”) of a wholly-owned subsidiary of the Registrant with Maxim Pharmaceuticals, Inc. to its Swedish stockholders. The Addendum included certain pro forma financial information as of September 30, 2005, for the period ended September 30, 2005 and for the fiscal year ended December 31, 2004 giving effect to the Merger. The Addendum (including the pro forma financial information) is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
None.
(b) Pro Forma Financial Information.
The Addendum described in Item 7.01 above included, among other things, certain pro forma financial information as of September 30, 2005, for the period ended September 30, 2005 and for the fiscal year ended December 31, 2004 giving effect to the Merger.
(d) Exhibits.

Exhibit No.	Exhibit

99.1	Addendum to Prospectus.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICEPT CORPORATION
(Registrant)

Date: January 13, 2006	By:	/s/ Robert W. Cook

	Name:	Robert W. Cook
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Addendum to Prospectus.